Exhibit  10.
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Phenom*  3.0  Feature  Requirements

The table below represents the final feature requirements that have been selected to be included in the Phenom version 3.0 system. This table is the master list that will be used over the course of the 6.28 month project as a guide for driving the project goals and milestones. *Phenom project owned by Seamless Peer 2 Peer, Inc., unless indicated otherwise as Seamless Wi-Fi, Inc. and/or Seamless Skyy-Fi, Inc.

Master  Server
     Base
     Farmable
     Service  Mode
     Local  Admin
     Remote  Admin
     Global  Admin  of  Farm
     Message  of  the  Day
     Oracle  Integration
     DB  Install  Tool

Client  Harness
     Base
     Auto-run  at  Windows  Startup
     Service  Mode
     Client  Custom  Icons  for  Representation
     Multiple  Simultaneous  Sessions
     Drag  &  Drop  to  Invite
     Real-Time  online/offline  Status
     Last  date/time  online  Display
     Contact  State  Display
     Custom  State
     Advanced  Search  for  Contact
     Advanced  Notify  Contact
     Session  User  Management

ZPN  Mesh
     Base
     Single  P2P  Proxy  Server
     Multiple  P2P  Proxy  Server
     Metered  Bandwidth  for  Proxy  Server
     Bandwidth  &  QOS  Policies  for  Proxy  Server
     UDP  Broadcast  Support
     Packet  Compression
     Graphical  Displays  for  Monitoring
     Auto  install  and  uninstall
     Firewall  Options
     UDP  &  TCP  Hybrid  Tunneling


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Chat  Module
     Base
     Font  &  Color  Choices
     Reuse  Email  Rich  Text  Object
     Simple  File  Transfer  in  Chat
     Drag  &  Drop  File  Transfer  in  Chat
     Inline  graphics
     Fixed  set  of  emoticons
     Customer  set  of  emoticons
     Moderated  chat
     Save  chat  session  as  text
     Save  chat  session  as  PDF
     Embedded  URL/link

A/V  Module
     Base
     Group  Audio
     Group  Video
     Select  in/out  audio  devices
     Select  in/out  video  devices
     Multiple  Video  Devices
     Snapshot  video  mode
     Change  video  transmit  size
     Change  video  receive  size
     Detachable  video  display
     Audio  Codec
     High  quality  point  to  point  mode
     Advanced  Audio  &  Video  Sync
     Voice  Activated
     Push  to  talk  custom  configuration
     Silence  Detection
     Individual  mute  /  volume  adjust
     Audio  power  normalization
     Record  audio  to  file

Remote  Window  Module
     Base
     Individual  Window  Support
     Regions  of  Desktop  Support
     Keyboard  &  Mouse  transfer
     Scaling  of  output  window
     Record  window  to  uncompressed  AVI
     Record  window  to  compressed  file

File  Transfer
     Base
     View  current  transfer  status
     Manage  current  transfers
     Multiple  sharable  directories
     Password  protect  directories


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File  Transfer  (continued)
     User  based  permissions  for  R/W
     Group  management  for  permissions
     Global  bandwidth  metering
     User  based  bandwidth  metering
     Centralized  storage  option
     User  based  quotas  for  centralized  storage
     User  based  bandwidth  metering  for  cen.  stor.
     Background  mirror  process
     Virus  protection  scanning

Whiteboard
     Base
     Support  for  JPG  &  PNG
     Multi-layer  support
     Drag  and  Drop  Graphic  Import
     Multiple  whiteboard  tabs
     Load  /  Save  objects
     Transparency

Peer  Mail
     Base
     File  Attachments
     Rich  Text  support  for  Email
     Background  imagery  for  mail
     Real-time  'alarm'  for  received  mail
     Password  protected  mail
     Storage  quota  on  server
     Auto  e-mail  delete  based  on  expiration

P2P  File  Retrieval
     Base
     Bit  Torrent  Support
     Gnutella

Skyy-Fi  Secure  Browsing
     Base
     Automatic  proxy  setting
     Embedded  Browser
     Advanced  Administration  Configuration
     GUI  Admin  Configuration
     Global  bandwidth  throttling
     User  based  bandwidth  throttling


Project  Management  (Beyond  Built  in  Allowances)
     Documentation
     Q&A
     Field  Testing


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